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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          Reported): February 25, 2004

         NATIONAL CITY VEHICLE RECEIVABLES INC., (as depositor under the
           Sale and Servicing Agreement, dated as of February 1, 2004)

                               NATIONAL CITY BANK
                     NATIONAL CITY VEHICLE RECEIVABLES INC.
          ------------------------------------------------------------
             (Exact name of registrants as specified in its charter)

            Delaware                      333-74756                N/A
---------------------------------       --------------     ---------------------
 (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
         Incorporation)                  File Number)       Identification No.)

                              1900 East 9th Street
                              Cleveland, Ohio 44114
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (216) 222-2000

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Item 5.           Other Events.

Filing of certain Agreements

         On February 25, 2004, National City Vehicle Receivables Inc. (the "Depositor") entered into a Sale and Servicing Agreement dated as of February 1, 2004 (the "Sale and Servicing Agreement"), by and among the Depositor, National City Auto Receivables Trust 2004-A (the "Issuer"), as issuer, National City Bank, as a seller and servicer, and The Bank of New York, as indenture trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

         On February 25, 2004, the Issuer and The Bank of New York entered into an Indenture dated as of February 1, 2004 (the "Indenture"). On February 25, 2004, the Depositor and Wilmington Trust Company entered into an Amended and Restated Trust Agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

Item 7.           Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.             Description

            4.1                  Indenture

            4.2                  Trust Agreement

            10.1                 Sale and Servicing Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONAL CITY VEHICLE RECEIVABLES
                                              INC.

                                                  /s/ Robert Crowl
                                              By: _____________________________
                                                  Name:  Robert Crowl
                                                  Title: V.P., Secretary

Dated: March 10, 2004

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                                  Exhibit Index

Exhibit

4.1      Indenture
4.2      Trust Agreement
10.1     Sale and Servicing Agreement